EXECUTION COPY


                       THIRD AMENDMENT, CONSENT AND WAIVER
                                      UNDER
                    SUBORDINATED NOTE RESTRUCTURING AGREEMENT


          Third Amendment, Consent and Waiver (this "Third Amendment"), dated as of July 1, 2003, to the Subordinated Note Restructuring Agreement, dated as of December 28, 2000 (as amended to the date hereof, the "Restructuring Agreement") among Boots & Coots International Well Control Inc., a Delaware corporation, (the "Company") and The Prudential Insurance Company of America ("Prudential"), as amended by the Amendment, Consent and Waiver dated as of March 29, 2002 and the Second Amendment, Consent and Waiver dated as of June 29, 2002, each among the Company and Prudential (collectively, the "Prior Amendments"). Capitalized terms used herein but not defined herein are used as defined in the Restructuring Agreement.

                              W i t n e s s e t h:

          Whereas, the Company and Prudential are parties to the Restructuring Agreement pursuant to which Prudential agreed to cancel and terminate certain 11.28% Notes and the Warrant in consideration for the Company's fulfillment of its obligations set forth in the Restructuring Agreement and the issuance by the Company of Replacement Notes, the Replacement Warrant, the New Warrant and the Preferred Stock;

          Whereas,  the  Company failed to comply with the covenant set forth in
Section 6.10 of the Restructuring Agreement requiring newly formed subsidiaries of the Company to execute a Subordinated Guaranty (the "Subsidiary Guarantee Default");

          Whereas, the Company failed to make cash dividend payments on certain shares of the Company's Series E Cumulative Senior Preferred Stock ("Series E Stock") and Series G Cumulative Convertible Preferred Stock ("Series G Stock") in the amounts and for the period set forth on Exhibit A hereto ("Exhibit A"),
                                                 ---------
which failure constitutes Events of Default pursuant to Section 8.1(vi) of the Restructuring Agreement if not waived or deemed cured as provided therein (the "Dividend Payments Default");

          Whereas, the Company failed to make interest payments on certain Notes in the amounts and for the period set forth on Exhibit A hereto, which
                                                         ---------
constitute Events of Default pursuant to Section 8.1(ii) of the Restructuring Agreement if not waived or deemed cured as provided therein (the "Interest Payments Default");

          Whereas, the Company failed to comply with certain financial covenants under Sections 7.1(a) and 7.1(b) of the Restructuring Agreement for the twelve month period ended March 31, 2003, which constitute Events of Default pursuant to Section 8.1(xviii) of the Restructuring Agreement if not waived or deemed cured as provided therein (the "Covenants Events of Default" and collectively with the Subsidiary Guarantee Default, the Dividend Payments Default and the Interest Payments Default, the "Current Defaults");

          Whereas, the Company has requested that Prudential waive the Current Defaults, effective, subject to the satisfaction of the conditions set forth in
Section  3  hereof,  on  the  date  hereof;

          Whereas, the Company desires and Prudential agrees, subject to the limitations and conditions set forth herein, (a) to waive the Current Defaults and (b) amend the Restructuring Agreement as set forth herein; and

          Whereas, the Company desires and Prudential agrees to defer payment of accrued dividends, if any, owed to the holders of the Series E Stock, Series F Stock, and Series G Stock that are due and payable or that will become due and payable prior to December 31, 2003 (the "Dividend Payments") until March 31, 2004, upon which date the Dividend Payments will be due and payable in full.

          Now, Therefore, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

     SECTION  1.     WAIVER  AND  CONSENT

          (a) Effective as of the date hereof, subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions to the Effectiveness of This Third Amendment) hereof, Prudential hereby waives the following:

               (i) the Current Defaults; provided, however, that the waiver set forth in this clause (i) shall not excuse any failure to comply after the date hereof under the Restructuring Agreement; and

               (ii)     compliance  with  each  of (a) the provisions of Section
     6.10 of the Restructuring Agreement with respect to Boots & Coots Services, Inc. ("Services"); (b) the failure to pay interest when due on the Notes as specified on Exhibit A; (c) the financial covenants under Sections 7.1(a) and 7.1(b) of the Restructuring Agreement for the twelve month period ended March 31, 2003; and (d) the failure to pay the Dividend Payments when due on the Series E Stock and Series G. Stock.

          (b) Effective as of the date hereof, subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions to the Effectiveness of This Third Amendment) hereof, Prudential agrees to defer the payment of the Dividend Payments, without any late payment penalty thereon, and that the Dividend Payments will be paid on March 31, 2004.

     SECTION  2.     AMENDMENTS  TO  THE  RESTRUCTURING  AGREEMENT

          The Restructuring Agreement is, effective as of the date hereof and subject to the satisfaction (or due waiver) of the conditions set forth in
Section 3 (Conditions to the Continued Effectiveness of this Third Amendment) hereof, hereby amended as follows:

          (a)     The  Recitals  are  amended  by  inserting  immediately before
Section  1  the  following  sentence:

"Capitalized terms used herein and not otherwise defined have the meaning specified in Section 11."

          (b) Section 1.2 (Credit Facility Payment) is amended by (i) substituting for number "500,000" provided therein with the number "250,000",
(ii) inserting immediately after the sum "$250,000"  the words "either (i)", and

          (iii) inserting immediately after the wire transfer information the following words: "or (ii) by issuing to you Credit Facility Notes in an aggregate principal amount of $150,000 and payment in immediately available funds by wire transfer to the above account of the balance of $100,000, provided, that no such cash payment shall be due prior to
          --------
          August  1,  2003."

          The Credit Facility Note issued pursuant to this Section 1.2 shall have the same terms of the Senior subordinated notes issued hereinafter and shall for all purpose be considered senior subordinated note under this Agreement."

          (c) Section 2.1 (Authorization of Issue of Notes) is amended by deleting the second and third sentences thereof beginning with the words "The term Note".

          (d) Section 3 (Transfer of Securities) is amended by inserting new Sections 3.5 and 3.6, each to read in its entirety as follows:

          "3.5 MANDATORY PREPAYMENT. (a) Effective after July 1, 2003, and commencing the quarter ended September 30, 2003, the Company shall prepay the amounts outstanding under the Notes on a date which is 45 days after the last day of each of the Company's first three fiscal quarters and 90 days after the last day of the Company's last fiscal quarter, in an amount equal to the Excess Cash for such fiscal quarter.

          (b) Any prepayments made by the Company shall be applied as follows: first, to repay any outstanding interest on the Notes and second, to repay the outstanding principal balance of the Notes until all Notes shall have been paid in full.

          3.6 OPTION TO PAY INTEREST IN KIND. So long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Company may elect to make payments of interest accrued on Notes that become due and payable during the period commencing on April 1, 2003 and ending on and including December 31, 2003 by issuance and delivery to the holders thereof PIK Notes in principal amount equal to such interest payments not later then on the date such interest payments become due and payable.

          Any PIK Note issued pursuant to this Section 3.6 shall have the same terms as the senior subordinated notes issued hereunder and shall for all purposes be considered senior subordinated note under this Agreement."

          (e) Section 7.1(a) (Total Debt to EBITDA Ratio) is deleted in its entirety and replaced by inserting a new Section 7.1(a), to read in its entirety as follows:

          "(a) Total Debt to EBITDA Ratio. The ratio of Total Debt to EBITDA, measured on a calendar quarter-end basis for the twelve month period ending on the last day of each calendar quarter, commencing with the calendar quarter ending on March 31, 2004, to be greater than 3.0 to 1.0."

          (f) Section 7.1(b) (EBITDA to Consolidated Interest Expense) is amended by replacing "December 31, 2001" therein with "December 31, 2003".

          (g) Section 7.3(b)(ii) (Limitation on Indebtedness) is amended by substituting for the number "6,000,000" provided therein with the number "3,000,000".

          (h) Section 7.3(b)(iv) (Limitation on Indebtedness) is amended (i) by inserting immediately after the words "outstanding on the Date of Closing" the words "or outstanding as of July 1, 2003, as the case may be", (ii) substituting for the word "and" immediately prior to the words "described in the Prudential Letter" with the words "and/or", and (iii) inserting after the words "Existing Senior Credit Facility" the words "outstanding on July 1, 2003".

          (i) Section 11 (Definitions) is amended by inserting the definitions of "Credit Facility Note", "Excess Cash", "Note" and "PIK Note", each in its appropriate alphabetical order and each to read in its entirety as follows:

          "CREDIT FACILITY NOTE" shall mean the note referred to in Section 1.2.

          "EXCESS CASH" shall mean, for the Company for any quarter, the excess, if any, of cash and cash equivalents of the Company, as recorded on the Company's balance sheet in accordance with GAAP, at the last day of each of the Company's fiscal quarter over $2,000,000 minus the sum of optional cash principal payments on the Senior Debt during a period of 45 days after the last day of each of the Company's first three fiscal quarters and 90 days after the last day of the Company's last fiscal quarter (but only to the extent that the principal amounts of Senior Debt are permanently reduced by the amount of such prepayments). It is acknowledged that the Company's accounts receivables do not constitute cash or cash equivalents.

          "NOTE" shall mean each senior subordinated note delivered pursuant to any provision of this Restructuring Agreement, the Credit Facility Note, each PIK Note and each senior subordinated note delivered in substitution or exchange for any other Note pursuant to any such provision.

          "PIK NOTE" shall mean any senior subordinated note delivered as payment of interest on any other Note."

          (j) Section 12.18 (Transfer Restrictions) is amended by deleting the last sentence thereof, beginning with the words "At no time may you".

     SECTION  3.     CONDITIONS TO THE EFFECTIVENESS  OF  THIS  THIRD  AMENDMENT

          This Third Amendment shall be effective as of the date hereof, provided that each of the following conditions shall have been satisfied by the Company or duly waived by Prudential (the "Effective Date"):

          (a) Prudential shall have received each of the following, each delivered and dated (if applicable) on or before the Effective Date (unless otherwise agreed by Prudential), in form and substance satisfactory to
Prudential:

               (i) This Third Amendment, duly executed by the Company and each Domestic Subsidiary of the Company, with the exception of ITS Supply Corporation and Boots & Coots Special Services, Inc.;

               (ii) PIK Note dated March 31, 2003 in the aggregate principal amount of $1,932,667, payable on December 30, 2005, from the Company in the form of Exhibit B hereto;
    ----------

               (iii) PIK Note dated March 31, 2003 in the aggregate principal amount of $276,264, payable on December 30, 2005, from the Company, in the form of Exhibit C hereto;
               ----------

               (iv) Credit Facility Note dated July 1, 2003 in the aggregate principal amount of $150,000, payable on December 30, 2005, from the Company, in the form of Exhibit D hereto;
               ----------

               (v) A Subordinated Guaranty Agreement (the "Guaranty") duly executed by Services;

               (vi) True and correct copies, certified by the Secretary or Assistant Secretary of Company, of the First Amended and Restated Certificate of Designation of Rights and Preferences Relating to Series E Cumulative Senior Preferred Stock of the Company as set forth in ExhibitE attached hereto and
                                                    --------
evidence of the filing of such document with, and acceptance by, the Secretary of State of the State of Delaware;

               (vii) Certificates of the Secretary or an Assistant Secretary of each the Company and each Domestic Subsidiary certifying the names and true signatures of each officer who has been authorized to execute and deliver this Third Amendment, the Credit Facility Note and the PIK Notes to be issued hereunder, the Guaranty, as applicable, or any other document required hereunder to be executed and delivered by or on behalf of the Company, each Domestic Subsidiary, or Services;

               (viii) a favorable opinion of Thompson & Knight, LLP, counsel to the Transaction Parties, substantially in the form of Exhibit F attached
                                                              --------
hereto, and addressing such other matters incident to the matters herein contemplated as Prudential may reasonably request; and

          (b) Such additional documentation as Prudential may reasonably require.

          (c) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Third Amendment shall be satisfactory in all respects to Prudential;

          (d) Representations and Warranties. Each of the representations and warranties contained in Article 9 (Representations, Covenants and Warranties) of the Restructuring Agreement, the other Note Documents or in any certificate, document or financial or other statement furnished at any time or in connection therewith, as amended and restated by the additional disclosures set forth on the disclosure schedules attached hereto as Exhibit G with titles
                                                           --------
corresponding to the specific section in the Restructuring Agreement, ("Disclosure Schedules") are true and correct in all material respects on and as of the date hereof, in each case, as if made on and as of the date hereof and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Agreement" shall be deemed to refer to the Restructuring Agreement as amended by the Prior Amendments and after giving effect to the amendments, consents and waivers set forth herein; and

          (e) No Default or Event of Default. After giving effect to this Third Amendment, no Default or Event of Default (except for those that may have been duly waived) shall have occurred and be continuing.

     SECTION  4.     REPRESENTATIONS,  WARRANTIES  AND  COVENANTS

          On and as of the date hereof, after giving effect to this Third Amendment, the Company hereby represents, warrants and covenants to Prudential as follows:

          (a) This Third Amendment has been duly authorized, executed and delivered by the Company and each Domestic Subsidiary of the Company and constitutes a legal, valid and binding obligation of the Company and each Domestic Subsidiary of the Company, enforceable against the Company and each Domestic Subsidiary of the Company in accordance with its terms.

          (b) The Restructuring Agreement as amended by the Prior Amendments and after giving effect to the amendments, consents and waivers set forth herein constitutes the legal, valid and binding obligation of the Company and each Domestic Subsidiary of the Company, enforceable against the Company and each Domestic Subsidiary of the Company in accordance with its terms.

          (c) Subject to the disclosures set forth on the Disclosure Schedules, each of the representations and warranties contained in this Third Amendment, Article 9 (Representations, Covenants and Warranties) of the Restructuring Agreement, the other Note Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof, as if made on and as of the date hereof and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Agreement" shall be deemed to refer to the Restructuring Agreement as amended by the Prior Amendments and after giving effect to the amendments, consents and waivers set forth herein.

          (d) No Default or Event of Default has occurred and is continuing (except for those that are duly waived).

          (e) No litigation has been commenced against any Transaction Party seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Transaction Party required or contemplated by this Third Amendment, the Restructuring Agreement or any Note Document, in each case as amended by the Prior Amendments and after giving effect to the amendments, consents and waivers set forth herein (if applicable).

          (f) In the course of the negotiation of this Third Amendment and other discussions or by any disclosure made hereby, including in the Disclosure Schedules, since April 1, 2003, none of the Company nor, to the best of its knowledge, any of its affiliates, directors, officers, employees or agents have disclosed any material nonpublic information to Prudential or any of its affiliates, directors, officers, employees or agents that would be required to be disclosed in an annual report on Form 10-K under the Securities Exchange Act of 1934, as amended, or in a prospectus of the Company pursuant to an effective registration statement on Form S-1 under the Securities Act of 1933, as amended.

          (g) By the close of business on August 1, 2003, Prudential shall have received (i) the credit facility payment required by Section 1.2 of the Restructuring Agreement, as amended by this Third Amendment, and (ii) all costs and expenses of Prudential incurred in connection with the transactions contemplated by this Third Amendment, including reasonable legal fees and expenses relating to such transactions, reasonable expenses incurred in conducting due diligence investigations and reviews and other reasonable out-of-pocket expenses incurred by Prudential or its outside counsel in an amount of $30,000 in immediately available funds by wire transfer to the following account (the "Wiring Account"):

                                Bank of New York
                                New York, NY
                                Account Name: Prudential Managed Account
                                ABA #021-00-018
                                Acct. #890-0304-391

     SECTION  5.    RELEASE

          In further consideration for Prudential's execution of this Third Amendment, the Company and each other Transaction Party hereby releases Prudential and its respective Affiliates, officers, employees, directors, agents and advisors (collectively, the "Releasees") from any and all claims, demands, liabilities, responsibilities, disputes, causes of action

(whether at law or equity) and obligations of any nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent that any of the Transaction Parties may have against any Releasee and that arise from or relate to the Obligations, any Note Document or any document, dealing or other matter in connection with any of the Note Documents, and any third party liable in whole or in part for any of the Obligations, in each case to the extent arising (a) on or prior to the date hereof or (b) out of, or relating to, actions, dealings or other matters occurring on or prior the date hereof (including, without limitation, any actions or inactions of any Releasee prior to the date hereof).

     SECTION  6.    EFFECT  ON  THE  NOTE  DOCUMENTS

          (a) Except as expressly amended or waived above, all of the terms and provisions of the Restructuring Agreement (including the Affirmative and Negative Covenants set forth therein) and all other Note Documents are and shall remain in full force and effect and are hereby ratified and confirmed. THE COMPANY AND PRUDENTIAL EXPRESSLY AGREE THAT THE PROVISIONS OF SECTION 12.8 OF THE RESTRUCTURING AGREEMENT APPLY TO THE DISCLOSURE OF INFORMATION BY THE COMPANY PURSUANT TO THIS THIRD AMENDMENT.

          (b) The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Prudential under any of the Note Documents, nor constitute a waiver or amendment of any other provision of any of the Note
Documents  or  for  any  purpose  except  as  expressly  set  forth  herein.

          (c)     This  Third  Amendment  is  a  Note  Document.

     SECTION  7.     CONSENT  OF  DOMESTIC  SUBSIDIARIES

          Each of Services and each Domestic Subsidiary of the Company hereby consents to this Third Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Note Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

     SECTION  8.     EXECUTION  IN  COUNTERPARTS

          This Third Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Third Amendment.

     Section  9.     Governing  Law

          This Third Amendment shall be governed by and construed in accordance with the law of the State of New York.

     SECTION  10.     SECTION  TITLES

          The section titles contained in this Third Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Note Document immediately followed by a reference in parenthesis to the title of the section of such Note Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Note Document is followed immediately by a reference in parenthesis to the title of a section of any Note Document, the title reference shall govern in case of direct conflict absent manifest error.

     SECTION  11.     NOTICES

          All communications and notices hereunder shall be given as provided in the Restructuring Agreement or, as the case may be, the Subordinated Guaranty Agreement.

     SECTION  12.     SEVERABILITY

          The fact that any term or provision of this Third Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

     SECTION  13.     SUCCESSORS

          The terms of this Third Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     SECTION  14.     WAIVER  OF  JURY  TRIAL

          Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to This Third Amendment or any other Note Document.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused This Third Amendment to be executed by their respective officers and general partners thereunto duly authorized on the date first written above.

                                    Boots & Coots International Well Control,
                                       Inc.,


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    The Prudential Insurance Company of America,

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:



Acknowledged and Agreed by:

Domestic Subsidiaries:

Boots & Coots Special Services, Inc.

By:  ______________________________
     Name:
     Title:

Elmagco,  Inc.

By:  ______________________________
     Name:
     Title:

Hell  Fighters,  Inc.

By:  ______________________________
     Name:
     Title:





  [Signature  Page  to Consent and Waiver  Under Subordinated Note Restructuring
                                   Agreement]

IWC  Engineering,  Inc.

By:  ______________________________
     Name:
     Title:

IWC  Services,  Inc.

By:  ______________________________
     Name:
     Title:



Boots & Coots Services, Inc.

By:  ______________________________
     Name:
     Title:







  [Signature  Page  to Consent and Waiver  Under Subordinated Note Restructuring
                                   Agreement]
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